                                                                   EXHIBIT 10.31

                              SUBLEASE AGREEMENT
                              ------------------

          THIS SUBLEASE AGREEMENT (this "Sublease') is made and entered into as of the 30 day of March, 1998, by and between QUALITY DIAGNOSTIC SERVICES, INC., a Georgia corporation, formerly known as Quality Diagnostic Cardiology Services, Inc., (the "Sublandlord") and CARD GUARD USA, INC., a Georgia corporation (the "Subtenant"), to be effective as of the "Commencement Date", as hereinafter defined.

                                  WITNESSETH:
                                  -----------

          WHEREAS, Sublandlord, by Lease Agreement dated September 16, 1996, (the "Master Lease"), leased from Pavilion Partners, L.P. (the "Landlord") Suite 370 comprising 2,093 rentable square feet (the "Premises"), of that certain building located at 1100 Lake Hearn Drive, Atlanta, Georgia (the "Building"), such Premises being more particularly described on Exhibit B to the Master Lease (a copy of which Master Lease is attached hereto as Exhibit "A" and made a part
                                                    -----------
hereof); and

          WHEREAS, Subtenant desires to sublease the Premises on the terms and conditions set forth below;

          NOW THEREFORE, for and in consideration of the sum of TEN and NO/100 Dollars, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Premises; Term
     --------------

     Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Premises for a term (the "Sublease Term") commencing on the date (the "Commencement Date") which is the earlier of (i) the date of occupancy agreed to by Sublandlord and Subtenant, or (ii) March ____, 1998, and ending March 30, 2001 (the "Expiration Date") unless sooner terminated according to the terms hereof.

2.   Subordination
     -------------

     This Sublease is hereby expressly made subject and subordinate to the Master Lease and shall be upon the same terms, covenants and conditions provided in the Master Lease as applicable to the Premises (except such as by their nature are inapplicable to or inconsistent with this Sublease or as otherwise provided herein). Subtenant acknowledges that its possession and use of the Premises shall at all times be subject to the rights of Landlord set forth in the Master Lease. Sublandlord shall have no liability to Subtenant for any acts of the Landlord pursuant to the Master Lease. The provisions of the Master Lease pertaining to the Premises are deemed included herein and made a part hereof ("Sublandlord" being substituted for "Landlord" and "Subtenant" being substituted for "Tenant"), except that Subtenant's obligations for each subject addressed in this Sublease, including rental obligations, are limited to the terms of this Sublease.

3.   Obligations Under Master Lease
     ------------------------------

     For the purposes of this Sublease only, from and after the Commencement Date, and only with respect to matters first accruing thereafter, Subtenant hereby assumes all of the responsibilities and obligations to be performed on the part of Sublandlord as tenant under the Master Lease with respect to the

Premises for the entire Sublease Term (other than the obligations to pay rent and additional rent and other amounts which are governed by this Sublease). Subtenant covenants and agrees not to do, permit or allow, by anyone under Subtenant's control, any act which would violate or constitute a breach of or a default under the Master Lease. Upon any breach by Subtenant of any of the terms, covenants, or agreements to be performed or observed under this Sublease by Subtenant, which breach is not cured within the applicable notice and cure period under the Master Lease, Sublandlord may exercise any of the rights given to the Landlord under the Master Lease, subject to the limitations thereof and hereof, and the exercise thereof shall not be in derogation of, but shall be in addition to any other remedies available to Sublandlord, hereunder or under law or equity.

4.   Termination
     -----------

     In the event the Master Lease is terminated pursuant to its terms prior to the expiration of the term of this Sublease, this Sublease shall automatically cease and terminate as of the date upon which the Master Lease is terminated. Upon any such termination of the Master Lease, all rent due hereunder shall be prorated from the first day of the month of termination. Neither party, provided it is not responsible for a default causing such termination, shall have any further obligation or liability to the other arising out of this Sublease except for the payment by Subtenant of such amounts of rent as so prorated and any other amounts accrued as of the date of termination, and except for rights or obligations that had accrued prior to the effective date of the termination of this Sublease. To the extent that Sublandlord has over (30) days' notice of such termination, Sublandlord agrees to give Subtenant reasonable notice at least thirty (30) days prior to any such termination date, and shall in any event forward any such notice of termination to Subtenant promptly upon receipt.

5.   Rent
     ----

     A.   Base Rental
          -----------

     Subtenant shall pay Sublandlord the Base Rental, as defined in the Master Lease, for the Premises during the Sublease Term which, as of the date hereof, is $3,328.00 per month. The Base Rental shall be payable in advance in equal monthly installments beginning on the Commencement Date and continuing on the 25th day of each and every month thereafter ("Due Date"), during the Sublease Term, without demand, deduction, set-off or abatement whatsoever. Said payments of Base Rental shall be made directly to Sublandlord at the address of Sublandlord set forth herein. Appropriate prorations shall be made in the event the Commencement Date is not a Due Date or in the event that the Sublease terminates prior to a Due Date.

     B.   Additional Rental
          -----------------

     Subtenant shall also pay Sublandlord, any and all Additional Rental, as defined in the Master Lease, as and when the same shall become due and payable under the provisions of the Master Lease. Subtenant shall remit the Additional Rental for each month to Sublandlord on the Due Date of the successive month which, as of the date hereof, is $0.00 per month. Any year-end adjustment of Additional Rental pursuant to Section 7(ii) or (iii) of the Master Lease shall be prorated between Sublandlord and Subtenant based on Commencement or Termination Date, as the case may be and at the time of adjustment between Landlord and Sublandlord for any full calendar year.

     C.   Late Charge
          -----------

     Any rental amounts not received within five (5) days of when due shall bear interest at the rate of one and one-half percent (1.5%) per month until paid.

6.   Condition of Premises
     ---------------------

     Subtenant represents that it has made a thorough examination and inspection of the Premises and is familiar with the condition of such property, and Subtenant agrees to accept the Premises in their "as is" condition, as of the date of this Sublease. Subtenant agrees that it enters into this Sublease without any representations or warranties by Sublandlord, its agents, representatives, servants or employees or any other person, as to the condition or use by Subtenant of the Premises.

7.   Exclusion from Master Lease
     ---------------------------

     The following Articles or Sections of the Master Lease are expressly excluded from this Sublease and shall not apply to Subtenant: any renewal options, or options to lease additional space in the Building, or rights of first refusal with regard to space in the Building. Subtenant acknowledges and agrees the such rights are personal to Sublandlord and that Subtenant shall have no rights to exercise such options and renewals, if any, contained in the Master Lease.

8.   Services, Utilities, Maintenance and airs
     -----------------------------------------

     Subtenant acknowledges and agrees that Sublandlord shall provide, only via the Landlord, maintenance or repair of the Premises, utilities or services described as being provided by the Landlord in the Master Lease. Subtenant agrees that, in cooperation with the Sublandlord, it shall look solely to the Landlord and not to Sublandlord for the rendition of all such services and the performance of all obligations required to be furnished and performed in the Premises. Subtenant shall receive directly from the Landlord all services and utilities and the performance of all obligations which the Landlord is required to provide in and for the benefit of the Premises, and Sublandlord shall have no liability whatsoever in the event that Landlord fails to furnish or perform any such services or obligations during the Sublease Term. However, Sublandlord agrees to cooperate with Subtenant in good faith, in dealings with and notices to Landlord regarding services, utilities, maintenance and repair of the Premises.

9.   Additional Services
     -------------------

     Subtenant covenants and agrees to pay any fees and expenses assessed by Landlord pursuant to the Master Lease resulting from Subtenant's use and occupancy of the Premises. In addition, if other services not provided by Landlord (the "Other Services") are obtained for the benefit of Subtenant, Subtenant shall bear all of such costs, and Sublandlord agrees to cooperate with Subtenant, to the extent reasonably requested, in obtaining such Other Services, provided same are at no cost to Sublandlord.

10.  Use of Premises
     ---------------

     Subtenant shall use the Premises only for the "Permitted Use" as defined in the Master Lease, and shall not use the Premises for any use or purpose which would violate the Master Lease. Subtenant shall not change the use of the Premises without the prior written consent of the Sublandlord, in its reasonable discretion and Landlord, in the manner provided in the Master Lease. During the Sublease Term, Subtenant agrees to assume any responsibility previously borne by Sublandlord in its capacity as tenant under the Master Lease regarding the Occupational Safety Health Act, the Americans with Disabilities Act, and the legal use or adaptability of the Premises and the compliance thereof to all applicable laws and regulations enforced during the Sublease Term; provided, however, that Sublandlord shall be responsible for and shall indemnify and hold harmless Subtenant with respect to all such compliance of the Premises up to the Commencement Date.

11.  Alterations
     -----------

     Subtenant shall make no alterations, additions, installations or improvements of any kind ("Alterations") to the Premises without the prior written consent of Landlord (in accordance with the Master Lease) and Sublandlord, in its reasonable discretion. Any Alterations made to the Premises with consent shall be at the sole cost and expense of Subtenant, and Subtenant agrees to restore the Premises to their condition as of the Commencement Date at its sole cost if so requested by Sublandlord or Landlord at the end of the Sublease Term. Any and all approved Alterations shall be made in conformity with the applicable terms and conditions of the Master Lease. Subtenant shall submit its proposed Alterations, simultaneously to Landlord and Sublandlord for consent, subject to the provisions of the Master Lease.

12.  Assignment and Subletting
     -------------------------

     A.   Consent Required
          ----------------

     Subtenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Subtenant's interest in this Sublease or the Premises without the prior written consent of the Landlord (in accordance with the apple provisions of the Master Lease) and Sublandlord, in Sublandlord's reasonable discretion. Any actual or attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Sublease, subject to the applicable notice and cure provisions of the Master Lease.

     B.   No Release
          ----------

     Regardless of any consent by Sublandlord, no subletting or assignment shall release Subtenant of Subtenant's obligation, or alter the primary liability of Subtenant to pay the Base Rental, Additional Rental, and to perform all other obligations to be performed by Subtenant hereunder. The acceptance of rent by Sublandlord from any other person shall not be deemed a waiver by Sublandlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Subtenant or any successor of Subtenant in the performance of any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against said assignee or such additional sublessee.

     C.   Fees
          ----

     In the event Subtenant shall assign or sublet the Premises or request the consent of Sublandlord to any assignment or subletting, or if Subtenant shall request the consent of Sublandlord for any act that Subtenant proposes to do, then Subtenant shall reimburse Sublandlord for any fees Sublandlord is required to pay as tenant pursuant to the Master Lease, by reason of such act. Should Sublandlord be required to pay any sums to Landlord to obtain Landlord's approval of this Sublease, Subtenant shall not be required to reimburse Sublandlord for any such sums.

13.  Consents and Approvals
     ----------------------

     Sublandlord shall not be liable for any damages if Sublandlord withholds or delays any consent or approval requested by Subtenant, and as to any consent or approval which the Sublandlord has agreed in writing not to unreasonably withhold or delay, Subtenant shall have only the remedy of specific performance or injunction.

14.  Indemnity
     ---------

     Subtenant shall indemnify and hold harmless Sublandlord and the Landlord from and against any and all claims arising from Subtenant's use of the Premises, or from the conduct of Subtenant's business or from any activity, work or thing done, permitted or allowed by Subtenant in or about the Premises or the Project (as defined in the Lease), and shall further indemnify and hold harmless the Sublandlord and the Landlord from and against any all claims arising from any breach or default in the performance of any obligation on Subtenant's part to be performed under the terms of this Sublease, or arising from any negligence of Subtenant or any of Subtenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Subtenant agrees that should any action or proceeding be brought against Sublandlord or the Landlord by reason of any such claim, upon notice from Sublandlord or the Landlord, Subtenant shall defend the same at Subtenant's expense by counsel reasonably satisfactory to Sublandlord.

     Subtenant, as a material part of the consideration to Sublandlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from Subtenant's use of the Premises, and Subtenant hereby waives all claims in respect thereof against Sublandlord. Subtenant hereby agrees that Sublandlord shall not be liable for injury to Subtenant's business or any loss of income therefrom, or for damage to the goods, wares, merchandise or other property of Subtenant, Subtenant's shareholders, employees, invitees, customers or any other person in or about the Premises, nor shall Sublandlord be liable for injury to any person including Subtenant's shareholders, employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Subtenant. Sublandlord shall not be liable for any damages arising from any act, omission or neglect of the Landlord or any tenant of the Building.

15.  Insurance
     ---------

     Sublandlord shall have no obligation to provide insurance or perform any repair, replacement, or any other requirement imposed upon the Landlord as landlord pursuant to the Master Lease in the event of damage to all of or any part of the Building. Subtenant shall obtain and maintain insurance policies identical to those required to be maintained by Sublandlord as tenant pursuant to the Master Lease and Sublandlord and Landlord shall be named as additional insureds. Subtenant acknowledges and agrees that the Landlord and Sublandlord shall not be responsible or liable to Subtenant for any loss or damage at the Premises.

16.  Estoppel Certificate
     --------------------

     A.   Requirements
          ------------

     Subtenant shall, at any time, upon not less than ten (10) days' prior written notice from Sublandlord, execute, acknowledge and deliver to Sublandlord a statement in writing (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect) and the extent to which the rent and other charges are paid in advance, if any; and (ii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective assignee or mortgagees of the Premises.

     B.   Failure to Comply
          -----------------

     Subtenant's failure to provide such statement within such times shall be a default by Subtenant under this Sublease, and shall be conclusive upon Subtenant
(i) that this Sublease is in full force and effect, without modification except as may be represented by Sublandlord; (ii) that there are no uncured defaults in the performance by Sublandlord or Landlord; and (iii) that not more than one month's rent has been paid in advance.

17.  Eminent Domain
     --------------

     In the event of any condemnation of the Premises, all awards and compensation, or proceeds payable to Sublandlord pursuant to the Master Lease shall be the property of Sublandlord. No part of any condemnation awards, compensation or proceeds shall be payable to Subtenant.

18.  Rules and Regulations
     ---------------------

     Subtenant shall faithfully observe and comply with all rules and regulations described in or annexed to the Master Lease, as amended from time to time.

19.  Tax on Tenant's Personal Property
     ---------------------------------

     Subtenant shall pay all taxes levied or assessed upon Subtenant's personal property and shall deliver satisfactory evidence of such payment to Sublandlord, if requested.

20.  Right to Additional Space
     -------------------------

     Subtenant acknowledges that it shall have no rights under this Sublease to lease any other space in the Building.

21.  Guaranty
     --------

     In order to induce Sublandlord to execute this Sublease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned party identified as "Guarantor" on the signature page of this Sublease agree to enter into and simultaneously with the execution of this Sublease has entered into a Guaranty attached hereto as Exhibit "B".
                                                                -----------

22.  Arbitration
     -----------

     Any dispute arising out of this Sublease shall, at the option of either party, be settled by arbitration. Within ten (10) days after either party shall have requested arbitration in writing, the parties shall agree on an impartial arbitrator, and failing agreement, such arbitrator shall be selected by the American Arbitration Association at the request of either party. The arbitration shall be conducted in accordance with the then current rules of commercial arbitration of the American Arbitration Association, and judgment upon the award granted by the arbitrator may be entered in any court having jurisdiction thereof. Fees, costs and expenses of the arbitrator shall be borne by the party against whom the arbitration shall be determined, or in such proportions as the arbitrator shall designate.

23.  Abatement of Rent
     -----------------

     Should Sublandlord receive an abatement of rent under the Master Lease, such abatement shall be passed through and inure to the benefit of Subtenant.

24.  Severability
     ------------

     The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

25.  Time of Essence
     ---------------

     Time is of the essence of this Sublease.

26.  Captions
     --------

     Captions of Articles or subdivisions thereof are not a part hereof and are intended for reference purposes.

27.  Notices
     -------

     All notices or demands given or required to be given hereunder shall be in writing and shall be sent by hand delivery, overnight courier, or by certified or registered mail, return receipt requested, addressed to the parties' addresses set forth below or to each other address as either party may specify in writing in accordance with this notice provision. Any such notice so given shall be deemed given and shall be effective on the day of its receipt by the respective party. Sublandlord shall promptly forward copies of notices from Landlord to Subtenant upon receipt.

PRIOR TO OCCUPANCY:
------------------

     Sublandlord:   Quality Diagnostic Services, Inc.
     -----------
                    3399 Peachtree Road, N.E., Suite 400
                    Atlanta, Georgia  30326
                    Attention:  W. Michael Heekin
                    with a copy to:

                    Nelson Mullins Riley & Scarborough, L.L.P.
                    First Union Plaza, Suite 1400
                    999 Peachtree Street, N.E.
                    Atlanta, Georgia  30309
                    Attention:  James Walker, IV

     Subtenant:     Card Guard USA, Inc.
     ---------
                    229 Peachtree Street, N.E.
                    Atlanta, Georgia  30303
                    Attention:  Michael Rosenzweig

                    With a copy to:

                    Rogers & Hardin, L.L.P.
                    2700 International Tower
                    229 Peachtree Street, N.E.
                    Atlanta, Georgia  30303
                    Attention:  Michael Rosenzweig

AFTER OCCUPANCY:
---------------

     Sublandlord:   Quality Diagnostic Services, Inc.
     -----------
                    3399 Peachtree Road, N.E., Suite 400
                    Atlanta, Georgia  30326
                    Attention:  W. Michael Heekin

                    with a copy to:

                    Nelson Mullins Riley & Scarborough, L.L.P.
                    First Union Plaza, Suite 1400
                    999 Peachtree Street, N.E.
                    Atlanta, Georgia  30309
                    Attention:  James Walker, IV

     Subtenant:     Card Guard USA, Inc.
     ---------
                    1100 Lake Hearn Drive, Suite 370
                    Atlanta, Georgia  30342
                    Attention:  Michael Elias

                    With a copy to:

                    Rogers & Hardin, L.L.P.
                    2700 International Tower
                    229 Peachtree Street, N.E.
                    Atlanta, Georgia  30303
                    Attention:  Michael Rosenzweig

28.  Brokers
     -------

     Subtenant warrants and represents to Sublandlord that it has dealt with no broker or real estate agent or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone, and Subtenant hereby agrees to indemnify, defend and hold Sublandlord harmless from and against all liability, cost, or expense arising out of the claims of any other broker or real estate agent claiming by, through or under Subtenant for a commission in connection with this Sublease and/or the transaction contemplated by this Sublease.

     Sublandlord warrants and represents to Subtenant that it has dealt with no broker or real estate agent or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone, and Sublandlord hereby agrees to indemnify, defend and hold Subtenant harmless from and against all liability, cost, or expense rising out of the claims of any other broker or real estate agent claiming by, through or under Sublandlord for a commission in connection with this Sublease and/or the transaction contemplated by this Sublease.

29.  Consents Required
     -----------------

     This Sublease is expressly conditioned upon the written consent of the Landlord. Upon execution of this Sublease, Sublandlord will promptly request such written consent. If such consent has not been received by Sublandlord within (30) days from the date of hereof, then, at the option of either party, upon written notice to the other at anytime after such 30-day period, this Sublease shall be deemed canceled, null and void and of no further force and effect, and neither party shall have any claim of any kind or nature against the other provided such notice is sent before the Landlord's written consent is delivered to Sublandlord. In no event shall Sublandlord be obligated to deliver possession of the Premises to Subtenant until the date upon which Sublandlord notifies Subtenant that it has received the written consent of the Landlord; however, there shall be an equitable abatement of rent until delivery of possession of the Premises to Subtenant. Subtenant shall have no liability if this Sublease is terminated due to such lack of consent.

30.  Condition of Premises on Termination
     ------------------------------------

     Upon the expiration or other termination of the Sublease Term, Subtenant covenants and agrees that it shall quit and surrender the Premises in the condition existing as of the Commencement Date, shall remove all of Subtenant's personal property therefrom (except such items, including, without limitation, such fixtures, equipment, improvements and Alterations, which are required to remain a part of the Premises pursuant to the Master Lease), and shall make any repairs or restorations required by reason of each removal to put the Premises in such condition.

31.  Waivers
     -------

     No waiver by Sublandlord of any provision hereof shall be deemed a waiver of any provision hereof or of any subsequent breach by Subtenant of the same or any provision. The consent or approval by Sublandlord of any act shall not be deemed to render unnecessary obtaining subsequent consent or approval from Sublandlord or any subsequent act by Subtenant. The acceptance of rent hereunder by Sublandlord shall not be a waiver of any preceding breach by Subtenant of any provision hereof, regardless of knowledge by Sublandlord of such preceding breach at the time of acceptance of such rent.

32.  Recording
     ---------

     Subtenant shall not record this Sublease, and such recordation shall, at the option of Sublandlord, constitute a non-curable default of Subtenant hereunder.

33.  Holding Over
     ------------

     Subtenant shall have no right to hold over at the Premises beyond the Expiration Date or earlier termination of this Sublease. If Subtenant remains in possession after the expiration or earlier termination of the Sublease Term without the express written consent of Sublandlord, such occupancy shall, at the Sublandlord's option, be deemed an act of trespass. In the event of any such holdover, Subtenant shall pay as liquidated damages (and not as rent) all amounts payable by Sublandlord to Landlord incurred as a result of such holdover, including but not limited to all amounts payable by Sublandlord to the Landlord pursuant to the Master Lease as a result of such continued occupancy by Subtenant. Nothing herein shall be deemed to limit Sublandlord's rights to forcibly evict Subtenant, or any other rights or remedies available to Sublandlord. No receipt of money by Sublandlord form Subtenant after expiration or termination of this Sublease shall reinstate or extend this Sublease.

34.  Cumulative Remedies
     -------------------

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

35.  Covenants and Conditions
     ------------------------

     Each provision of this Sublease performable by Subtenant shall be deemed both a covenant and a condition.

36.  Choice of Law
     -------------

     This Sublease shall be governed by the laws of the State of Georgia without regard to conflicts of laws.

37.  Attorneys' Fees
     ---------------

     In the event Sublandlord, without any fault on its part, is a party to any proceeding, including litigation, commenced by or against Subtenant or by or against any parties in possession of the Premises or any part thereof claiming under Subtenant, Subtenant shall pay to Sublandlord all costs, including, without limitation, reasonable attorneys' fees incurred by or imposed by or upon Sublandlord in connection with such proceeding, and the costs of enforcement of this Sublease against Subtenant.

38.  Sublandlord's Access
     --------------------

     Sublandlord and its agents shall have the right to enter the Premises at reasonable times, upon reasonable notice to Subtenant, for the purpose of inspecting the Premises and showing the Premises to prospective assignees, lenders or lessees, all without undue interruption to Subtenant's business. In addition, Sublandlord shall have the right to enter the Premises to perform such actions as are required of it as tenant pursuant to the Master Lease. Subject to the above, and provided Subtenant is not in default hereunder (subject to any applicable notice and cure period under the Master Lease) or under the Master Lease, Sublandlord covenants that Subtenant shall have the right to possession and quiet enjoyment of the Premises during the term of this Sublease. Sublandlord shall take no action or fail to take a required action which would cause a default under the Master Lease and shall indemnify and hold harmless Subtenant from all loss, cost, damage, action, liability and expenses incurred by Subtenant as a result thereof.

39.  Security Deposit
     ----------------

     Upon the execution of this Sublease, Subtenant shall pay to Sublandlord the sum of $0.00 as security for Subtenant's performance of its obligations under
        ----
this Sublease. Upon termination of this Sublease, provided Subtenant is not then in default of any of the terms hereof, the security deposit shall be returned to Subtenant, without interest, less any amounts due Sublandlord upon termination.

40.  Corporate Authority
     -------------------

     Each individual executing this Sublease on behalf of Subtenant or Sublandlord represents and warrants that he is duly authorized to execute and deliver this Sublease on behalf of such party.

41.  Amendments
     ----------

     This Sublease may be modified only in writing, signed by the parties in interest at the time of the modification.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                      [SIGNATURES CONTINUED ON NEXT PAGE]

Signed, sealed and delivered                 SUBLANDLORD:
this 30 day of March,                        -----------
1998, in the presence of:
                                             QUALITY DIAGNOSTIC SERVICES, INC.,
/s/ W. Michael Heekin                        a Georgia corporation
----------------------------------
Witness                                      By: /s/ Blake Whitney
                                                 -------------------------------
/s/ Michele M. Riddick                       Title: President
----------------------------------                  ----------------------------
Notary Public

My Commission Expires                                   [CORPORATE SEAL]


----------------------------------

         [NOTARIAL SEAL]
                                             SUBTENANT:
                                             ---------
Signed, sealed and delivered
this _____ day of March,                     CARD GUARD, USA, INC.,
1998, in the presence of:                    a Georgia corporation

----------------------------------           By: /s/ Michael Elias
Witness                                          -------------------------------
                                             Title: Executive Vice President
                                                    ----------------------------
----------------------------------
Notary Public
                                                        [CORPORATE SEAL]
My Commission Expires


----------------------------------

         [NOTARIAL SEAL]

                                             GUARANTOR:
Signed, sealed and delivered                 ---------
this _____ day of March,
1998, in the presence of:                    CARD GUARD SCIENTIFIC SURVIVAL, LTD

----------------------------------           By: /s/ Michael Elias
Witness                                          -------------------------------
                                             Print Name: Michael Elias
                                                         -----------------------
----------------------------------           Title: Executive Vice President
Notary Public                                       ----------------------------

My Commission Expires

----------------------------------

         [NOTARIAL SEAL]

                         LANDLORD CONSENT TO SUBLEASE


          The undersigned Landlord does hereby consent to the subleasing of the Premises by Sublandlord to Subtenant pursuant to and in accordance with the provisions of the within and foregoing Sublease, subject to the following terms conditions:

          1. Landlord's consent shall not in any manner release Sublandlord from, or relieve Sublandlord of, any of the terms, covenants, conditions, agreements, requirements, provisions or restrictions set forth in the Lease, or from the full and complete payment and performance of all duties, obligations, liabilities and responsibilities of Sublandlord under the Lease, whenever arising, for which Sublandlord shall remain liable and responsible in all respects, as principal and not as surety.

          2. Sublandlord and Subtenant acknowledge and agree that the Sublease is, and shall at all times be and remain, in all respects, subject and subordinate to the Lease and all of the terms, covenants, conditions, agreements, requirements, provisions or restrictions set forth in the Lease.

          3. Upon a default by Sublandlord in the payment of any base rental, additional rent or other amounts due under the Lease, or upon any other default by Sublandlord under the Lease, Landlord shall have, in addition to its other rights and remedies under the Lease, the right to collect and receive from Subtenant, upon written demand from Landlord to Sublandlord and Subtenant at the addresses for notices set forth in the Sublease, any rental due and payable under the Sublease by Subtenant to Sublandlord. Any such sums so collected and received shall be applied by Landlord to any amounts due from Sublandlord under the Lease in such order as Landlord elects and in furtherance of the foregoing. Sublandlord hereby assigns to Landlord the rent and other sums due from Subtenant and hereby authorizes and directs Subtenant to pay such rent directly to Landlord; provided,
                                                                  --------
     however, that, until the occurrence of a default under the Lease,
     -------
     Sublandlord shall have the license to continue collecting such rent from Subtenant; and, provided further, however, it is agreed that for all
                     -------- -------  -------
     purposes Landlord is not a party to the Sublease. Landlord shall not have the right to demand payment from Subtenant of any amounts paid by Subtenant to Sublandlord prior to receipt of notice from Landlord as provided herein.

          4. Upon default by Sublandlord under the Lease and the subsequent termination of the Lease by Landlord, at the option of Landlord, Subtenant shall be bound under the terms and conditions of the Sublease with the same force and effect as if Landlord were the original sublessor, and Subtenant agrees to execute any attornment agreement requested by Landlord not in conflict herewith.

          5. The consent by Landlord to the Sublease shall not be deemed an approval of any future assignment of the Lease or the Sublease, or of any subsequent subletting of the Premises or any portion thereof; and any such future assignment or subletting shall be made subject to Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion, and any such assignment or subletting without the written consent of Landlord shall be null and void. No assignment of the Lease or the Sublease, and no subletting of the Premises or any portion thereof, shall in any manner release Sublandlord from, or relieve Sublandlord of, any of the terms, covenants, conditions, agreements, requirements, provisions or restrictions set forth in the Lease, or from the full and complete payment and performance of all duties, obligations, liabilities and responsibilities of Sublandlord under the Lease, whenever arising, for which Sublandlord shall remain liable and responsible in all respects, as principal and not as surety.

          6. By consenting to the Sublease, Landlord in no way agrees to perform or to be obligated to perform any services for the benefit of Subtenant under the Sublease, but Landlord shall continue to provide services to the Premises (as part of the Premises) in accordance with the terms and conditions of the Lease. Subtenant shall have no rights or claims against Landlord, but shall instead look solely to Sublandlord for any such claims, except as may arise after Landlord exercises its rights under
     Section 4 hereof.

          7. This Consent shall not be deemed to create any contractual or other relationship between Landlord and Subtenant.

          8. Sublandlord and Subtenant agree by their acceptance of this Consent that the Sublease shall not be amended or modified without the prior written consent of Landlord, and that the Lease remains in full force and effect without modification and is binding on Sublandlord, as lessee thereunder, and Sublandlord hereby ratifies and affirms the same. This Consent and Agreement does not constitute recognition of any deviations, alteration or substitutions from the terms and conditions of the Lease.

          IN WITNESS WHEREOF, the undersigned Landlord has executed this Consent under seal this _____ day of April, 1998.

                              LANDLORD:


                              PAVILION PARTNERS, L.P., a Georgia limited partnership

                              By:  Bentley Investments, Inc., a Georgia
                                   corporation, its sole general partner


                              By:  /s/ Lawrence R. Cooper
                                   --------------------------------------
                                   Name:  Lawrence R. Cooper
                                          -------------------------------
                                   Title: President
                                          -------------------------------

                                                  (CORPORATE SEAL)

                                  EXHIBIT "A"

                                 MASTER LEASE

                 (See Exhibit 10.30 to Registration Statement)

                                  EXHIBIT "B"

STATE OF GEORGIA

COUNTY OF FULTON

                                   GUARANTY
                                   --------

     KNOWN ALL MEN BY THESE PRESENTS:

     In consideration of the subletting by Quality Diagnostic Services, Inc. ("Sublandlord") to Card Guard USA, Inc. ("Subtenant") pursuant to Sublease Agreement dated March ____, 1998 (the "Sublease") of the premises described therein, the delivery of which Sublease is conditioned upon the execution and delivery of this guaranty ("Guaranty"), and the payment of One Dollar ($1.00) to the undersigned by Sublandlord, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the undersigned (hereinafter collectively called the "Guarantor") does hereby unconditionally guarantee the full, prompt and complete performance by Subtenant of all of the terms, covenants, conditions and agreements contained in the Sublease on the part of Subtenant to be performed, including specifically, without limitation, the obligation to pay all rents and any other charges or obligations therein set forth, together with any and all renewal or renewals, extension or extensions, modification or modifications thereof, and substitution or substitutions therefor (all such obligations being hereinafter called the "Obligations").

     Guarantor waives presentment, demand, dishonor, notice of dishonor, protest, and all other notices whatsoever, including, without limitation, notices of acceptance hereof, of the existence or creation of the Obligations, and of all defaults, disputes or controversies with Subtenant, and of the settlement, compromise or adjustments thereof. Guarantor agrees that Sublandlord shall have full authority, without obtaining the consent of, giving notice to, or affecting the liability of Guarantor, to make changes of terms, to extend time to pay, to release the whole or any part of the Obligations, to settle or compound differences for less than the full amount owing under the Lease, to accept notes, trade acceptances or any other form of obligation for the Obligations, to make arrangements or settlements in or out of court in the case of receivership, liquidation, readjustment, bankruptcy, reorganization, arrangement or an assignment for the benefit of creditors and to do anything, whether or not herein specified, which may be done or waived by or between Sublandlord and Subtenant. The making of such arrangements, settlements, compromises, adjustments, extensions of time and so forth shall not diminish, discharge, modify, reduce, extinguish or otherwise affect the liability of Guarantor hereunder for the full amount owing under the Sublease. Guarantor further agrees that no act or omission on the part of Sublandlord shall in any way affect, impede or impair this Guaranty.

     This Guaranty shall be enforceable without Sublandlord having (i) to proceed against Subtenant (any right to require Sublandlord to take action against Subtenant as required by O.C.G.A. (S) 10-7-24 being hereby expressly
                                 --------
waived) or against any security for any payments due under the Lease, or (ii) to exercise any of Sublandlord's remedies under the Sublease, and shall be effective regardless of the solvency or insolvency of Subtenant, any reorganization, merger or consolidation of Subtenant, any change in the composition, nature, personnel or location of Subtenant, or any bankruptcy, receivership, liquidation, reorganization or other proceeding involving Subtenant.

     This Guaranty shall be binding upon and enforceable against each person and entity executing this Guaranty and upon the respective heirs, legal representatives, successors and assigns of each such person and entity. The liability of each person and entity executing this Guaranty and the heirs, legal representatives, successors and assigns of each such entity and person hereunder is joint and several, primary and unconditional, and shall not be subject to any claim of offset, counterclaim or defense of Subtenant.

     This Guaranty shall be irrevocable, absolute and unconditional and shall remain in full force and effect as to Guarantor until such time as all of the Obligations shall have been paid or satisfied in full. No delay or failure on the part of Sublandlord in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Sublandlord of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Guarantor agrees that this Guaranty shall not be affected by reason of assertion by Sublandlord against Subtenant of any rights or remedies reserved to Sublandlord in the Sublease, or by reason of any summary or other proceedings against Subtenant, or by the amendment or modification of the Sublease with or without notice to, or consent of, the Guarantor.

     This Guaranty shall remain in full force and effect, and Guarantor shall continue to be liable for the payment of all amounts owing under the Sublease in accordance with the original terms of the documents and instruments evidencing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against Subtenant, and notwithstanding any modification, discharge or extension of the Obligations, any modification or amendment of any document or instrument evidencing any of the Obligations, any stay of the exercise by Sublandlord of any of its rights and remedies against Subtenant with respect to any of the Obligations, or any cure of any default by Subtenant under any document or instrument evidencing any of the Obligations, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Sublandlord.

     Sublandlord may, without notice of any kind, sell, assign or transfer the Sublease, and in such event each and every immediate and successive assignee, transferee or holder of the Sublease shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such person were herein by name specifically give such rights, powers and benefits, but Sublandlord shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Obligations as Sublandlord has not sold, assigned or transferred.

     This Guaranty has been made and delivered in the State of Georgia and shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Guarantor hereby submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty and waives any and all personal rights under the laws of the State of Georgia or the United States to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. In the event that such litigation is commenced, Guarantor agrees that service of process may be made, and personal jurisdiction over Guarantor obtained, by the serving of a copy of the summons and complaint upon Subtenant, as agent for Guarantor, at 1100 Lake Hearn Drive, Suite 370, Atlanta, Georgia, and with a copy to its counsel, Rogers & Hardin, L.L.P. at 2700

International Tower, 229 Peachtree Street, N.E., Atlanta, Georgia 30303,
Attention: Michael Rosenzweig. Nothing contained herein shall prevent Sublandlord from bringing any action or exercising any rights against any security given to Sublandlord by Subtenant or Guarantor, or against Guarantor personally, or against any property of Guarantor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement that the laws of the State of Georgia shall govern the rights and obligations of Guarantor and Sublandlord hereunder or of the submission made by Guarantor to personal jurisdiction within the State of Georgia. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the State of Georgia.

     Guarantor agrees that Guarantor shall have no right to recover against Subtenant by way of subrogation to the rights of Sublandlord on account of any payment by Guarantor to Sublandlord hereunder until all of the Obligations have been paid and satisfied in full, and Guarantor hereby subordinates any such rights of subrogation to such extent.

     If Guarantor is a corporation or other business entity, Guarantor and the persons executing this Guaranty as officers or representatives of the Guarantor represent that Guarantor has full corporate authority to execute this Guaranty and that the officers executing this Guaranty are duly authorized to execute this Guaranty on behalf of the Guarantor, and that there is no provision in Guarantor's charter, bylaws or other governing document that in any way conflicts with or prevents the execution, delivery or performance of this Guaranty by Guarantor. Guarantor further represents that there is no provision of any other agreement by which Guarantor is bound that in any way conflicts with or prevents the execution, delivery or performance of this Guaranty by Guarantor.

     IN WITNESS WHEREOF, Guarantor has executed, sealed and delivered this Guaranty, all this ______ day of March, 1998.

Signed, sealed and delivered this _____ day CARD GUARD SCIENTIFIC SURVIVAL, LTD of March, 1998, in the presence of:
                                             By: /s/ Michael Elias
                                                 ------------------------------

-------------------------------------------
Witness                                      Print Name: Michael Elias
                                                         -----------------------

-------------------------------------------
Notary Public                                Title: Executive Vice President
                                                    ----------------------------
My Commission Expires


-------------------------------------------

               [NOTARIAL SEAL]